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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 13, 1994


                            NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)



    DELAWARE                     0-13857                   73-0374541
 (State or other               (Commission                (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)



            10370 RICHMOND AVENUE, SUITE 400, HOUSTON, TEXAS   77042
              (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code:  (713) 974-3131



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ITEM 5.  OTHER EVENTS.

         Noble Drilling Corporation hereby discloses the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         The following exhibit is filed as part of this Report:

Exhibit
Number                            Description
- - - ------                            -----------
99.1                             Press release dated June 13, 1994.





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                                   SIGNATURES


                      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NOBLE DRILLING CORPORATION


                                    By: /S/ BYRON L. WELLIVER
                                        ------------------------------
                                        Name:  Byron L. Welliver
                                        Title: Senior Vice President - Finance
                                                 and Treasurer
Date:  June 13, 1994





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                               INDEX TO EXHIBITS


EXHIBIT                                                     SEQUENTIALLY
NUMBER               DESCRIPTION                            NUMBERED PAGE
- - - ------               -----------                            -------------
99.1           Press release dated June 13, 1994.                  5





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